AMENDMENT NO. 1 TO

PLACEMENT AGENCY AGREEMENT

THIS AMENDMENT, dated December 28, 2006 (this “Amendment”), between Capital Growth Systems, Inc., a Florida corporation d/b/a Connectivity Solutions International Inc. (the “Company”), and National Securities Corporation (the “Placement Agent”).

W I T N E S S E T H

WHEREAS, the parties hereto have heretofore entered into a Placement Agency Agreement, dated November 14, 2006 (the “Agreement”); and

WHEREAS, the Company and the Placement Agent wish to amend the Agreement to, among other things, the reflect the increasing of the Minimum Amount and Maximum Amount of Escrow Funds needed to be raised in the Company’s Offering of its Units.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1 1. Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.

2. Definition Clarified. The term “Minimum Amount” as defined in the Agreement shall be 150 Units ($15,000,000) and the Term “Maximum Amount” as defined in the Agreement shall be 300 Units ($30,000,000).

3. Counterparts. This Amendment may be executed in counterparts, all of which shall be one, and the same, agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(Signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

NATIONAL SECURITIES CORPORATION		CAPITAL GROWTH SYSTEMS, INC.

By:		By:
	Brian Friedman		Thomas G. Hudson
	Director of Corporate Finance		Chief Executive Officer

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